                                                                    Exhibit 10.4





                      REGISTRANT'S 1990 EMPLOYEE STOCK PLAN


                               QUIDEL CORPORATION
                     (FORMERLY MONOCLONAL ANTIBODIES, INC.)

                         1990 EMPLOYEE STOCK OPTION PLAN
                       (AS AMENDED THROUGH MARCH 31, 1996)


                  l. PURPOSES OF THE PLAN. The purposes of this 1990 Employee Stock Option Plan are to attract and retain qualified personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock appreciation rights ("SARs"), incentive stock rights, and stock purchase rights may also be granted under the Plan.

                  2. DEFINITIONS. As used herein, the following definitions shall apply:

                     (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

                     (b) "Board" means the Board of Directors of the Company.

                     (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

                     (d) "Common Stock" means the Common Stock of the Company.

                     (e) "Company" means Quidel Corporation, a Delaware corporation.

                     (f) "Committee" means any Committee, if any, appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan.

                     (g) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, provided the term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

                     (h) "Continuous Status as an Employee or Consultant" means the absence of any interruption or termination of the employment or consulting relationship by the Company or any Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time and distributed in writing to employees generally; or
(iv) in the case of transfers between locations of the Company or between the Company its Subsidiaries or its successor.

                     (i) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                                                                    Exhibit 10.4




                     (j) "Employee" means any person, including officers, directors, employed by the Company or any Subsidiary. The payment of directors' fees by the Company shall not be sufficient to constitute "employment" by the Company.

                     (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                     (l) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                         (i) If the Common Stock is listed on any established
stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                         (ii) If the Common Stock is quoted on the NASDAQ System
(but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the date of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable, or;

                         (iii) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                     (m) "Incentive Stock Option" means an option that satisfies the provisions of Section 422 of the Code.

                     (n) "Incentive Stock Right" means an award under Section 7 below that is payable in cash or in shares of Common Stock on such terms and conditions as the Administrator may deem appropriate.

                     (o) "Nonstatutory Stock Option" means an option that is not an Incentive Stock Option.

                     (p) "Option" means an Option granted pursuant to the Plan.

                     (q) "Optioned Stock" means the Common Stock subject to Option or Right.

                     (r) "Optionee" means an Employee or Consultant who receives an Option or Right.

                     (s) "Parent" corporation shall have the meaning defined in
Section 424(e) of the Code.

                     (t) "Plan" means this 1990 Employee Stock Plan.

                     (u) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 9 below.

                     (v) "Right" means and includes Incentive Stock Rights, and Stock Purchase Rights granted pursuant to the Plan.

                     (w) "SAR" means a stock appreciation right granted pursuant to Section 8 below.


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
                                                                    Exhibit 10.4




                     (x) "Share" means the Common stock, as adjusted in accordance with Section 12 of the Plan.

                     (y) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 9.

                     (z) "Subsidiary" corporation shall have the meaning in
Section 424(f) of the Code.

                  In addition, the terms "Rule 16b-3" and "Applicable Laws"; the term "Incentive Period"; the terms "Insiders," "waiting period" and Shareholder"; the term "Tax Date"; and the terms "Change of Control" and "Change of Control Price" shall have the meanings set forth, respectively, in Sections 4, 7, 8, 10 and l2 below.

                  3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of
Section 12 of the Plan, the total number of Shares reserved and available for distribution pursuant to awards made under the Plan shall be 1,750,000. The Shares may be authorized, but unissued or reacquired Common Stock.

                     If an Option or Right should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for other Options or Rights under the Plan.

                  4. ADMINISTRATION OF THE PLAN.

                  (a) Procedure.

                      (i) Administration With Respect to Directors and Officers. With respect to grants of Options or Rights to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor rule thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder a discretionary plan.

                      (ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Options or Rights to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of Delaware corporate law and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

                      (iii) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers, and Employees who are neither directors nor officers and Consultants who are not directors.


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
                                                                    Exhibit 10.4




                     (b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                      (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

                      (ii) to select the officers, Consultants and Employees to whom options and Rights may from time to time be granted hereunder;

                      (iii) to determine whether and to what extent options and Rights or any combination thereof, are granted hereunder;

                      (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

                      (v) to approve forms of agreement for use under the Plan.

                      (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine in its sole discretion);

                      (vii) to determine whether and under what circumstances an option may be settled in cash under subsection 8(a)(viii) instead of Common Stock;

                      (viii) to determine whether, to what extent and under what circumstances Common stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

                      (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value to the Common Stock covered by such option shall have declined since the date the option was granted; and

                      (x) to determine the terms and restrictions applicable to options and Rights and any Restricted Stock acquired pursuant to Rights.

                      Notwithstanding any other provision of this Plan, no Employee shall be granted awards with respect to more than 200,000 shares of Common Stock in any one calendar year. The limitation set forth in this paragraph shall be subject to adjustment as provided in Section 12, but only to the extent such adjustment would not affect the status of compensation attributable to awards hereunder as Performance-Based Compensation.

                     (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding.

                  5. ELIGIBILITY. Nonstatutory Stock options and Rights may be granted only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee who has been granted an option or Right may, if he or she is otherwise eligible, be granted additional Options or Rights. Each option shall be evidenced by a written option agreement, which shall expressly identify the options as Incentive Stock Options or as Nonstatutory Stock Options and which shall be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Without limiting the foregoing, the Administrator may, at any time or from time to time, authorize the Company, with the consent of

                                                                    Exhibit 10.4




the respective recipients, to issue options in exchange for the surrender and cancellation of any or all outstanding Options, other options, or Rights.

                  Neither the Plan nor any Option or Right agreement shall confer upon any Optionee any right with respect to continuation of employment by the Company, nor shall it interfere in any way with the Optionee's right or the Company's right to terminate the Optionee's employment at any time.

                  6. TERM OF PLAN. Subject to Section 18 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 18. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

                  7. INCENTIVE STOCK RIGHTS.

                     (a) Procedure. The Administrator, in its discretion, may grant to eligible participants Incentive Stock Rights composed of incentive stock units. Incentive Stock Rights shall be and evidenced by Incentive Stock Right agreements in such form and not inconsistent with the Plan as the Administrator shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

                         (i) Incentive Stock Units. An Incentive Stock Right
agreement shall specify the number of incentive stock units to which it pertains. Each incentive stock unit shall be equivalent to one Share, and shall entitle the holder to receive, without payment of cash to the Company, one Share or, in the discretion of the Administrator, the cash equivalent of one Share, in consideration for services performed for the Company or for its benefit by the person receiving the Right subject to the lapse of the Incentive Periods (hereinafter defined). An incentive stock unit that becomes payable may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Administrator.

                         (ii) Incentive Period. The holder of Incentive Stock
Rights shall be entitled to receive Shares only after the lapse of such periods of time, and in such manner, as shall be fixed by the Administrator at the time of grant of Incentive Stock Rights. (Such period or periods so fixed is or are herein referred to as an "Incentive Period" or "Incentive Periods.") To the extent the holder of Incentive Stock Rights receives Shares on the lapse of an Incentive Period, an equivalent number of incentive stock units subject to such Rights shall be deemed to have been discharged.

                         (iii) Termination of Status as Employee or Consultant
by Reason of Death or Disability. In the event that any person to whom Incentive Stock Rights have been issued under the Plan terminates his or her employment or consulting relationship (as the case may be) due to death or Disability, each Incentive Period established pursuant to subsection 7(a)(ii) shall lapse on the date of such termination as to the number of full incentive stock units determined by multiplying the total number of incentive stock units applicable to such Incentive Period by a fraction, the numerator of which shall be the number of full calendar months between the date of grant of the Incentive Stock Rights and the date of such termination and the denominator of which shall be the number of full calendar months between the date of grant of the Incentive Stock Rights and the date such Incentive Period for such units would, but for such termination, have lapsed. Units for which the Incentive Period does not lapse pursuant to the foregoing sentence shall terminate on the termination date of employment.

                         (iv) Termination of Status as Employee or Consultant
for any Other Reason. In the event that any person to whom Incentive Stock Rights have been issued under the Plan terminates his or her employment or consulting relationship (as the case may be) for any reason (including dismissal by the Company with or without cause), other than death or Disability,

                                                                    Exhibit 10.4



such Rights as to which the Incentive Period has not lapsed shall terminate on termination of employment or consulting relationship (as the case may be).

                         (v) Issuance of Shares. With respect to Incentive Stock
Rights payable in Shares, upon the lapse of an Incentive Period, the Company shall deliver to such person a certificate or certificates for a number of Shares equal to the number of incentive stock units as to which an Incentive Period has lapsed.

                     (b) Dividend Equivalents. The holder of an Incentive Stock Right shall be entitled to receive from the Company cash payments at the same time and in the same amounts that the holder of record of a number of Shares equal to the number of incentive stock units covered by such Right would be entitled to receive as dividends on such Shares. Such right to cash payment on an incentive stock unit shall apply to all dividends the record date for which occurs at any time during the period commencing on the date the Incentive Stock Right is granted and ending on the date that the holder of such Right becomes a shareholder of record with respect to such Right as a result of the lapse of an Incentive Period or the date the Incentive Stock Right otherwise terminates, whichever occurs first.

                  8. OPTIONS AND SARS.

                     (a) Options. The Administrator, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a written Option agreement which shall expressly identify the options as Incentive Stock Options or as Nonstatutory Stock Options, and be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Without limiting the foregoing, the Administrator may, at any time, or from time to time, authorize the Company, with the consent of the respective recipients, to issue Options or Options in exchange for the surrender and cancellation of any or all outstanding Options or Rights.

                     To the extent that the aggregate Fair Market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

                     Option agreements shall contain the following terms and conditions:

                     (i) Option Price; Number of Shares. The per Share exercise price for the Shares issuable pursuant to an Option shall be such price as is determined by the Administrator, but shall in no event be less than 85% of the Fair Market Value of Common Stock, determined as of the date of grant of the Option. In the event that the Administrator shall reduce the exercise price, the exercise price shall be no less than 85% of the Fair Market Value as of the date of that reduction.

                     The Option agreement shall specify the number of to which it pertains.

                     (ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will determine the terms and conditions to be satisfied before Shares may be purchased, including the dates on which Shares subject to the Option may first be purchased. The Administrator may specify that an Option may not be exercised until the completion of the service period specified at the time of grant. (Any such period is referred to herein as the "waiting period.") At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised, which shall not be less than the waiting period, if any, nor, in the case of an Incentive Stock Option, more than ten (10) years, from the date of grant.

                                                                    Exhibit 10.4

                           (iii) Form of Payment. The consideration to be paid
the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price,
(7) delivery of an irrevocable subscription agreement for the Shares which irrevocably obligates the Optionee to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.

                           (iv) Termination of Employment or Consulting
Relationship. If an Optionee's Continuous Status as an Employee or Consultant shall terminate (other than termination by reason of the Optionee's death), the Optionee may, but only within thirty (30) days (or such other period of time not exceeding six (6) months (three (3) months in the case of an Incentive Stock Option) as is determined by the Administrator at the time of grant) after the date of such termination, exercise his or her Option to the extent that it was exercisable at the date of such termination.

                           (v) Special Incentive Stock Option Provisions. In
addition to the foregoing, Options granted under the Plan which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

                           (1) Exercise Price. The per share exercise price of
an Incentive Stock Option shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                                    (2) Dollar Limitation. To the extent that
the aggregate Fair Market Value of (i) the Shares with respect to which Options designated as Incentive Stock Options plus (ii) the shares of stock of the Company, Parent and any Subsidiary with respect to which other incentive stock options are exercisable for the first time by an Optionee during any calendar year under all plans of the Company and any Parent and Subsidiary exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the preceding sentence, (i) Options shall be taken into account in the order in which they were granted, and (ii) the Fair Market Value of the Shares shall be determined as of the time the Option or other incentive stock option is granted.

                                    (3) 10% Shareholder. If any Optionee to whom
an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner of Common Stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary (a "10% Shareholder"), then the following special provisions shall be applicable to the Option granted to such individual:

                                            (A) The per Share Option price of
Shares subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of Common Stock on the date of grant; and

                                                                    Exhibit 10.4

                                            (B) The Option shall not have a term
in excess of five (5) years from the date of grant.

                                            Except as modified by the preceding
provisions of this subsection 8(a)(v) and except as otherwise limited by Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

                           (vi) Other Provisions. Each Option granted under the
Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator.

                           (vii) Buyout Provisions. The Administrator may at any
time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

                  (b)      SARs.

                           (i) In Connection with Options. At the sole
discretion of the Administrator, SARs may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to SARs that are granted in connection with Options:

                                    (1) The SAR shall entitle the Optionee to
exercise the SAR by surrendering to the Company unexercised a portion of the related Option. The Optionee shall receive in exchange from the Company an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the SAR of the Common stock covered by the surrendered portion of the related Option over (y) the exercise price of the Common stock covered by the surrendered portion of the related Option. Notwithstanding the foregoing, the Administrator may place limits on the aggregate amount that may be paid upon exercise of an SAR or SARs; provided, however, that such limit shall not restrict the exercisability of the related Option.

                                    (2) When an SAR is exercised, the related
Option, to the extent surrendered, shall cease to be exercisable.

                                    (3) An SAR shall be exercisable only when
and to the extent that the related Option is exercisable and shall expire no later than the date on which the related Option expires.

                                    (4) An SAR may only be exercised at a time
when the Fair Market Value of the Common Stock covered by the related Option exceeds the exercise price of the Common Stock covered by the related Option.

                           (ii) Independent of Options. At the sole discretion
of the Administrator, SARs may be granted without related Options. The following provisions apply to SARs that are not granted in connection with Options:

                                    (1) The SAR shall entitle the Optionee, by
exercising the SAR, to receive from the Company an amount equal to the excess of
(x) the Fair Market Value of the Common Stock covered by exercised portion of the SAR, as of the date of such exercise, over (y) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the last market trading date prior to the date on which the SAR was granted; provided, however, that the Administrator may place limits on the aggregate amount that may be paid upon exercise of an SAR or SARs.

                                                                    Exhibit 10.4

                                    (2) SARs shall be exercisable, in whole or
in part, at such times as the Administrator shall specify in the Optionee's SAR agreement.

                           (iii) Form of Payment. The Company's obligation
arising upon the exercise of an SAR may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Administrator in its sole discretion may determine. Shares issued upon the exercise of an SAR shall be valued at their Fair Market Value as of the date of exercise.

                           (iv) Section 16 Restrictions. SARs granted to persons
who are subject to Section 16 of the Exchange Act ("Insiders") shall be subject to any additional restrictions applicable to SARs granted to such persons in compliance with Rule 16b-3. An Insider may only exercise an SAR during such time or times as are permitted by Rule 16b-3.

                  (c)      Method of Exercise.

                           (i) Procedure for Exercise; Rights as a Shareholder.
Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan.

                                    An Option may not be exercised for a
fraction of a Share.

                                    An Option or SAR shall be deemed to be
exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise the Option or SAR and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Option Agreement consist of any consideration and method of payment allowable under subsection 8(a)(iii) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

                                    Exercise of an Option in any manner shall
result in a decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. Exercise of an SAR in any manner shall, to the extent the SAR is exercised, result in a decrease in the number of Shares which thereafter shall be available for purposes of the Plan, and the SAR shall cease to be exercisable to the extent it has been exercised.

                           (ii) Rule 16b-3. Options and SARs granted to Insiders
must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section l6 of the Exchange Act with respect to Plan transactions.

                           (iii) Termination of Employment or Consulting
Relationship. Upon termination of an Optionee's Continuous Status as an Employee or Consultant (other than upon the Optionee's death), the Optionee may, but only within thirty (30) days (or such other period of time not exceeding six (6) months (three (3) months in the case of an Incentive Stock Option) as is determined by the Administrator at the time of grant) after the date of such termination, exercise his or her Option or SAR to the extent that it was exercisable at the date of such termination. Notwithstanding the foregoing, in no event may an Incentive Stock Option be exercised more than

                                                                    Exhibit 10.4

ten years from the date of grant (five years in the case of an Incentive Stock Option granted to a 10% Shareholder).

                           (iv) Disability of Optionee. Notwithstanding the
provisions of Section 8(c)(iii) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of the Optionee's Disability, the Optionee may, but only within six (6) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. Notwithstanding the foregoing, in no event may an Incentive Stock Option be exercised more than ten years from the date of grant (five years in the case of an Incentive Stock Option granted to a 10% Shareholder).

                           (v) Death of Optionee. In the event of an Optionee's
death, the Option or SAR may be exercised at any time within six (6) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death. Notwithstanding the foregoing, in no event may an Incentive Stock Option be exercised more than ten years from the date of grant (five years in the case of an Incentive Stock Option granted to a 10% Shareholder).

         9.       STOCK PURCHASE RIGHTS.

                  (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

                  (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

                  (c) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

                  (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the

                                                                    Exhibit 10.4

Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

         10. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this Section 10. When an Optionee incurs tax liability in connection with the an Option or Right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the Right, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

                  All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

                  (a) the election must be made on or prior to the applicable Tax Date;

                  (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Right as to which the election is made;

                  (c) all elections shall be subject to the consent or disapproval of the Administrator;

                  (d) if the Optionee is an Insider, the election must comply with the applicable provisions of Rule 16b-3 and be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or Right is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         11. NON-TRANSFERABILITY OF OPTIONS. Options and Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

                  (a) Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option and Right, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options or Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Right, as well as the price per Share covered by each such outstanding Option or Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the aggregate number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no

                                                                    Exhibit 10.4

issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option or Right.

                           In the event of the proposed dissolution or
liquidation of the Company, all outstanding Options and Rights will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option or Right as to all or any part of the Optioned Stock or Right, including Shares as to which the Option or Right, would not otherwise be exercisable.

                           Subject to the provisions of paragraph (b) hereof, in
the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option and Right shall be assumed or an equivalent option or Right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option or Right as to all of the Optioned Stock, including Shares as to which the Option or right would not otherwise be exercisable. If the Board makes an Option or Right fully exercisable in lieu of assumption or substitution in the event of a merger or dale of assets, the Company shall notify the Optionee that the Option or Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Right will terminate upon the expiration of such period. For purposes of this paragraph, an Option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the Option confers the right to purchase, for each Share of Optioned stock subject to the Option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common stock for each share held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders if a majority of the outstanding Shares); provided, however, that if such consideration received in the sale of assets or merger was not solely Common Stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the Option to be solely Common Stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common stock in the sale of assets or merger.

                  (b) In the event of a "Change in Control" of the Company, as defined in paragraph (c) below, unless otherwise determined by the Board prior to the occurrence of such Change in Control, the following acceleration and valuation provisions shall apply:

                           (i) Any Options and Rights outstanding as of the date
such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested; and

                           (ii) The value of all outstanding Options and Rights
shall, unless otherwise determined by the Board at or after grant, be cashed out at the Change in Control Price. The cash out proceeds shall be paid to the Optionee or, in the event of death of an Optionee prior to payment, to the estate of the Optionee or to a person who acquired the right to exercise Option or Right by bequest or inheritance.

                  (c) Definition of "Change in Control". For purposes of this
Section 12, a "Change in Control" means the happening of any of the following:

                                                                EXHIBIT 10.4


                           (i) When any "person," as such term is used in
Sections 13(d) and 14(d) of the Securities Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

                           (ii) The occurrence of a transaction requiring
shareholder approval, and involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation.

                  (d) Change in Control Price. For purposes of this Section 12, "Change in Control Price" shall be, as determined by the Board, (i) the highest closing sale price of a Share of the Common Stock as reported by the NASDAQ System and, if applicable, as appearing in the Wall Street Journal (or, in the event the Common Stock is listed on a stock exchange, the highest closing price on such exchange as reported on the Composite Transaction Reporting System), at any time within the 60 day period immediately preceding the date of determination of the Change in Control Price by the Board (the "60-Day Period"), or (ii) the highest price paid or offered, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Company, at any time within the 60-Day Period.

         13. TIME OF GRANTING OPTIONS AND RIGHTS. The date of grant of an Option or Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Right. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Right is so granted within a reasonable time after the date of such grant.

         14. AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the exchange Act or under Section of the Code (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options or Rights already granted and such Options and Rights shall remain in full force and effect as if this Plan had not been amended or terminated.

         15. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an Option or Right unless the exercise of such Option or Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option or the issuance of Shares on exercise of an Option or Right, the Company may require the person exercising such Option or Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                                                                    Exhibit 10.4

         16. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

             Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares to which such requisite authority shall not have been obtained.

         17. AGREEMENTS. Options and Rights shall be evidenced by written agreements in such form as the Board shall approve from time to time.

         18. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted provided in Section 6. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

         19. INFORMATION TO OPTIONEES. The Company shall provide to each Optionee, during the period for which such Optionee has one more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access equivalent information.